Exhibit 99.2

CONSENT OF INDEPENDENT VALUATION EXPERT

Griffin-American Healthcare REIT IV, Inc.

We hereby consent to the reference to our name and description of our role in the valuation process of certain real estate assets of Griffin-American Healthcare REIT IV, Inc. (the “Company”) included in the Current Report on Form 8-K filed on April 3, 2020 and incorporated by reference in the Company’s Registration Statement on Form S-3 (Registration No. 333-229301). In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.

/s/ William J. Cavagnaro
William J. Cavagnaro
President
Jones Lang LaSalle Securities, LLC
Chicago, Illinois
April 3, 2020